ORGANIZATION (Tables)	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Summary of Annual Percentage of Installation Net Revenue by Product Category

The following is a summary of the annual percentage of installation net revenue by product category:

	Year ended December 31,
	2011	2012	2013
Insulation	72%	74%	74%
Garage doors	10%	8%	8%
Shower doors, shelving and mirrors	6%	6%	6%
Rain gutters	5%	6%	6%
Other building products	7%	6%	6%

	100%	100%	100%